UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2005

                        Franklin Street Properties Corp.
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               (Exact Name of Registrant as Specified in Charter)

           Maryland                    0-32615                04-3578653
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    (State or Other Juris-           (Commission             (IRS Employer
   diction of Incorporation          File Number)         Identification No.)

     401 Edgewater Place, Suite 200
        Wakefield, Massachusetts                       01880-6210
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(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (781) 557-1300


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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

      On August 4, 2005, Franklin Street Properties Corp. ("FSP Corp.") announced its financial results for the quarter ended June 30, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

            The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

            99.1  Press Release issued by FSP Corp. on August 4, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         FRANKLIN STREET PROPERTIES CORP.

Date:  August 4, 2005                    By:  /s/ George J. Carter
                                              -----------------------------
                                              George J. Carter
                                              President and Chief Executive
                                              Officer

                                  EXHIBIT INDEX


Exhibit No.            Description
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99.1                   Press release issued by FSP Corp. on August 4, 2005.